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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 15, 1998



                          NATIONAL  STEEL  CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



               1-983                              25-0687210
      (Commission File Number)          (IRS Employer Identification No.)



         4100 Edison Lakes Parkway,  Mishawaka, IN           46545-3440
         (Address of principal executive offices)            (Zip Code)



    Registrant's telephone number, including area code:        219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on October 15, 1998 announcing that a blast furnace at its Great Lakes Division would be idled indefinitely beginning next week. A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1  Press release dated October 15, 1998.





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date: October 20, 1998           By:  /s/Glenn H. Gage
                                      ------------------------------------------
                                      Glenn H. Gage
                                      Senior Vice President and Chief Financial
                                      Officer